UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K/A

Amendment No. 1

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

October 3, 2011

(Date of Report — date of earliest event reported)

DATALINK CORPORATION

(Exact name of registrant as specified in charter)

Minnesota

(State or other jurisdiction of incorporation or organization)

00029758	41-0856543
(Commission File No.)	(IRS Employer Identification No.)

8170 Upland Circle, Chanhassen, MN 55317-8589

(Address of principal executive offices)

952-944-3462

(Registrant’s telephone number, including area code)

Not Applicable

(Former Name and Address)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EXPLANATORY NOTE

On October 3, 2011, Datalink Corporation (the “Company”) filed a Current Report on Form 8-K (the “Original Form 8-K”) to report the completion of the acquisition by the Company of Midwave Corporation. In that filing, the Company indicated that it would amend the Original Form 8-K no later than 71 calendar days after the date on which the Original Form 8-K was required to be filed to provide financial statements and financial information required by Item 9.01. This Amendment No. 1 is being filed to amend and supplement the Original Form 8-K and to include such financial information.

ITEM 9.01 — Financial Statements and Exhibits.

(a)                      Financial Statements of Business Acquired.

The following financial statements are filed herewith as Exhibit 99.2 and Exhibit 99.3, respectively:

As of and for the nine months ended October 1, 2011 and September 25, 2010:

Balance Sheets of Midwave Corporation as of October 1, 2011 and September 25, 2010 (unaudited)

Statements of Operations of Midwave Corporation for the nine months ended October 1, 2011 and September 25, 2010 (unaudited)

Statements of Cash Flows of Midwave Corporation for the nine months ended October 1, 2011 and September 25, 2010 (unaudited)

Notes to Interim Financial Statements of Midwave Corporation (unaudited)

As of December 25, 2010 and December 26, 2009 and for the years ended December 25, 2010 and December 26, 2009:

Report of Independent Auditors of Midwave Corporation

Audited Balance Sheets of Midwave Corporation as of December 25, 2010 and December 26, 2009

Audited Statements of Operations of Midwave Corporation for the years ended December 25, 2010 and December 26, 2009

Audited Statements of Stockholders’ Equity of Midwave Corporation for the years ended December 25, 2010 and December 26, 2009

Audited Statements of Cash Flows of Midwave Corporation for the years ended December 25, 2010 and December 26, 2009

Notes to Financial Statements of Midwave Corporation

(b)                      Unaudited Pro Forma Financial Information.

The following pro forma financial information is filed herewith as Exhibit 99.4:

Unaudited Pro Forma Condensed Combined Balance Sheet for the nine months ended September 30, 2011

Unaudited Pro Forma Condensed Combined Statement of Operations for the nine months ended September 30, 2011

Unaudited Pro Forma Condensed Combined Statement of Operations for the year ended December 31, 2010

Notes to Unaudited Pro Forma Condensed Combined Financial Statements

(d)      Exhibits.

Exhibit 2.1* — Asset Purchase Agreement, dated as of October 3, 2011, by and between Midwave Corporation and Datalink Corporation.

Exhibit 23.1** — Consent of Baker Tilly Virchow Krause, LLP, Independent Auditors for Midwave Corporation.

Exhibit 99.1* — Press Release, dated October 3, 2011, announcing the completion of the acquisition.

Exhibit 99.2** — Interim Unaudited Financial Statements of Midwave Corporation as of and for the nine month periods ended October 1, 2011 and September 25, 2010.

Exhibit 99.3** — Audited Financial Statements of Midwave Corporation as of and for the years then ended as of December 25, 2010 and December 26, 2009.

Exhibit 99.4** — Unaudited Pro Forma Condensed Combined Financial Statements and Notes.

*                                         Previously filed.

**                                  Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Dated: December 16, 2011

DATALINK CORPORATION

	By	/s/ Gregory T. Barnum
Gregory T. Barnum,
Vice President of Finance & Chief Financial Officer

Exhibit Index

Exhibit Number	Exhibit Name	Location
2.1	Asset Purchase Agreement, dated as of October 3, 2011, by and between Midwave Corporation and Datalink Corporation.	Exhibit 2.1 to Current Report on Form 8-K filed with the Commission on October 3, 2011.

23.1	Consent of Baker Tilly Virchow Krause, LLP (Independent Auditors for Midwave Corporation).	Filed herewith.

99.1	Press Release, dated October 3, 2011, announcing the completion of the acquisition.	Exhibit 99.1 to Current Report on Form-K filed with the Commission on October 3, 2011.

99.2	Interim Unaudited Financial Statements of Midwave Corporation as of and for the nine month periods ended October 1, 2011 and September 25, 2010.	Filed herewith.

99.3	Audited Financial Statements of Midwave Corporation for the years then ended as of December 25, 2010 and December 26, 2009.	Filed herewith.

99.4	Unaudited Pro Forma Condensed Combined Financial Statements and Notes.	Filed herewith.